File Number 2-28097
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP OF FUNDS, INC.
PROSPECTUS DATED OCTOBER 31, 2000.

This information reflects a change to the Prospectus section, "Enterprise Worldwide Growth Fund."

On page 29 of the Prospectus, the following change shall occur:

In the "Fund Profile," under the heading, "Investment Strategies," add the following paragraph after the first paragraph:

The Fund seeks maximum long-term capital appreciation.
 In pursuing this goal, the Fund invests primarily in large capitalized companies ("large cap stocks") located in over 50 countries worldwide. In the opinion of the Fund's
Investment Adviser, large cap stocks are those whose
 stock market capitalizations are predominantly in the top
75% of publicly traded companies as measured by stock market capitalizations in each country. The market capitalization ranges of the various countries' large cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies and movements in the local stock markets.

This information reflects a change to the Prospectus section, "Enterprise Convertible Securities Fund."

On page 55 of the Prospectus, the following change shall occur:

In the "Fund Profile," under the heading,
 "Investment Strategies," delete the following sentence from the first paragraph:

At all times, the Fund invests a minimum of 25% of its total assets in common and preferred stocks and 25% in other income-producing convertible and debt securities.



January 4, 2001